CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act  of 1934

Date of Report (Date of earliest event reported): April 12, 2001


                       Gentner Communications Corporation
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           UTAH                      17219                     87-0398877
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission                 (IRS Employer
     of Incorporation)            File Number)            Identification Number)


                  1825 Research Way, Salt Lake City, Utah 84119
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (801) 975-7200
                         ------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                      -------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On April 12, 2001, pursuant to an "Asset Purchase Agreement" dated April 12, 2001, Gentner Communications Corporation (the "Registrant") sold substantially all of the assets (the "Transaction") of its Remote Facilities Management division (the "RFM division") to Burk Technology of Littleton, MA ("Burk"). Burk is a privately-held developer and manufacturer of broadcast facility control systems products (the "Business"). In the Transaction, the Registrant retained all of the liabilities of the RFM division, other than with respect to (i) unfilled customer orders, and (ii) warranty obligations of Registrant to its existing customers, and for inventory sold to Burk in the Transaction. Burk will perform warranty service on a burdened cost basis, payable by Registrant. As part of the Transaction, Registrant agreed not to compete with Burk in the Business for a period of five (5) years.

        The Registrant will account for the sale of these assets under the purchase method of accounting. The assets were sold to Burk for $3.2 million, including $750,000 at closing, and $1.75 million in the form of a seven (7) year promissory note, with interest at the rate of nine percent (9%) per annum, secured by a subordinate security interest in the personal property of Burk.

        In addition, up to $700,000 is payable as a commission over a period of up to seven years. The commission is based on a percentage of the increase in net sales experienced by Burk after the closing of the Transaction. The increase will be measured from a base amount derived from historic net sales figures of both Registrant and Burk.

        The total value of the consideration received for the assets was determined based on arm's length negotiations between the Registrant and Burk, that took into account a number of factors of the business including historic revenues, operating history, products, intellectual property and other factors. There were no material relationships between the Registrant and Burk prior to completion of this transaction.

        The assets sold were used in the development and support of the Registrant's component technology products for broadcast facility control systems.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)     Exhibits
        --------

        The Exhibit Index appearing on page 4 is incorporated herein by reference.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Gentner Communications Corporation
                                      (the Registrant)


                                   By:    /s/Susie Strohm
                                          ----------------------------------
                                          Susie Strohm
                                          Vice President, Finance
                                          (Duly authorized Officer and Principal
                                          Financial and Accounting Officer)

Dated:  April 26, 2001




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


                                  EXHIBIT INDEX


                                                                    Sequentially
Exhibit                                                               Numbered
 Number                          Description                            Page
 ------                          -----------                            ----

  2.1              Asset Purchase Agreement including                    E-1
                   material attachments (Installment
                   Promissory Note, Subordinate Security
                   Agreement, Commission Agreement,
                   Seller's Non-Compete Agreement, and
                   Bill of Sale).











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